Q4 FY21 Earnings & Quarterly Strategic Update

This document may contain certain forward-looking statements about the Company, such as discussions of Company’s pricing trends, liquidity, new business results, expansion plans, anticipated expenses and planned schedules. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements generally can be identified by the use of words or phrases, including, but not limited to, “intend,” “anticipate,” “believe,” “estimate,” “project,” “target,” “plan,” “expect,” “setting up,” “beginning to,” “will,” “should,” “would,” “resume” or similar statements. We caution that forward-looking statements are subject to known and unknown risks and uncertainties that may cause the Company’s actual future results and performance to differ materially from expected results including, but not limited to, the possibility that any of the anticipated benefits of the transaction between the Company and Poppin, Inc. (“Poppin”) will not be realized or will not be realized within the expected time period; the risk that integration of the operations of Poppin with the Company will be materially delayed or will be more costly or difficult than expected; the effect of the announcement of the transaction, including on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that any projections or guidance by the Company, including revenues, margins, earnings, or any other financial results are not realized; adverse changes in global economic conditions; successful execution of Phase 2 of the Company restructuring plan; the impact on the Company of changes in tariffs; increased global competition; significant reduction in customer order patterns; loss of key suppliers; loss of or significant volume reductions from key contract customers; financial stability of key customers and suppliers; relationships with strategic customers and product distributors; availability or cost of raw materials and components; changes in the regulatory environment; global health concerns (including the impact of the COVID-19 outbreak); or similar unforeseen events. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of the Company are contained in the Company’s Form 10-K filing for the fiscal year ended June 30, 2020 and other filings with the Securities and Exchange Commission. Safe Harbor Statement 2

Workplace and Health markets return to year-on- year revenue growth – accounted for 80% of total Q4 revenue Workplace and Health order rates improved progressively throughout the quarter with this momentum continuing into July Considerable sequential increase in gross margin, although below expectations Continued to execute well on Connect 2.0 strategy; exceeded full year cost savings target by over 10% Progress on Poppin revenue growth Key Takeaways 3

Health • Health market continues to ramp well post COVID • Sales increased 16% and orders up 64% from Q4 of last year • Interwoven brand becoming a key differentiator 4

Workplace • Market recovery is underway as evidenced by order progression during the quarter • 27% year-over-year increase in Workplace orders across most key verticals, led by Education and Commercial • 26% sequential increase in Workplace orders reflected higher demand for Poppin products 5

OUR OUTLOOK ON THE CHANGING WORLD OF WORK Offices will play a critical role supporting a company’s purpose, values, and culture. PURPOSE MATTERS Employees will require a safe, productive and seamless work experience that focuses on wellness. WELLNESS COMES FIRST Office is the central hub and destination of choice for social connectivity, collaboration, learning, and teamwork. HUMANS ARE SOCIAL Companies will require the ability to shift, grow, and resize their real estate footprint. Workplaces will require flexibility and adaptability to plan for today and tomorrow. FUTURE IS FLEXIBLE Employees want the option to work from home but want solutions that will enrich their lives and home environment. LIFE AT HOME Work can happen anywhere; employees are requiring an ecosystem of choice now more than ever. WORK WITHOUT BOUNDARIES 6

Major SecondaryWorkplace Ancillary 85% 80% Expertise in Ancillary Products & Secondary Geographies • The office setting will play a crucial role as the centralized hub for collaboration, learning and teamwork • Ancillary products provide the flexibility a company needs in the new workplace ANCILLARY PRODUCTS • Secondary geographies experiencing a faster return to office • We have a strong presence and established relationships in these key markets SECONDARY GEOGRAPHIES 7

• Revenue increased sequentially by 42% • Return of projects with a higher average order rate, closer to pre- pandemic metrics • Identified 10 markets for Poppin showroom expansion and plan to open 3 in fiscal 2022 8

PoppinPro • The dealer program officially launched in late May • Full access to over 1,000 Kimball International dealers • This program includes PoppinPods and Poppin Spaces 9

$146.2M REVENUE $133.7M ORGANIC REVENUE 2 30.6% GROSS MARGIN $5.5M TRANSFORMATION PLAN SAVINGS 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. Q4 FY '21 FINANCIAL HIGHLIGHTS1 10

$7.4M $0.06 ADJUSTED EPS2 $2.9M ADJUSTED2 EBITDA $0.20 1 Unaudited. 2 See Appendix for Non-GAAP reconciliations. EPSNET INCOME Q4 FY '21 FINANCIAL HIGHLIGHTS1 CONTINUED 11

Quarterly Sales & Orders By Market1 Year-over-year Qtr. Comparison Q4 ’21 vs. Q4 ’20 (in millions) Workplace end market includes commercial, educational, government and financial verticals and eBusiness 1 Unaudited. $91 $88 $93 $112 Net Sales Orders Q4 FY20 Q4 FY21 +2% Workplace $22 $18 $25 $30 Net Sales Orders Q4 FY20 Q4 FY21 Health $44 $15 $28 $16 Net Sales Orders Q4 FY20 Q4 FY21 Hospitality -35% +7% +27% +16% +64% 12

FY '21 LIQUIDITY AND CAPITAL ALLOCATION1 $107.6M CASH, CASH EQUIVALENTS, PLUS THE UNUSED AMOUNT OF OUR CREDIT FACILITY $27.3M CASH PROVIDED BY OPERATIONS $19.5M CAPEX $3.6M SHARE REPURCHASES $13.2M DIVIDENDS 1 Unaudited. 13

Gross margins will increase sequentially throughout FY 2022 Q1 2022 gross margin to range from 31% to 33%; S&A slight increase from prior quarter FY 2022 revenue growth of approximately 15-20% Mid-single digit revenue growth in Q1 2022 Guidance 14

Wrap Up • Re-organized into 4 End Market Business Units • Created a multi-branded selling organization • Expanded our expertise in Health • Focused on our new product pipeline • 3rd year of exceeding our cost savings targets • Purchased a digitally native and direct business • Company culture of caring and purpose of creating possibilities 15

Our Vision for Impact Environmental, Social and Governance (ESG) Roadmap Kimball International is dedicated to building a more sustainable future and making a difference in our communities through five important focus areas. Environmental Management & Sustainable Products Integrate sustainability into the development of our products and their lifecycle through environmentally responsible business practices, helping our customers achieve their own sustainability objectives Human Capital Management: Talent Development Invest in our employees’ growth & development through leadership development programs, learning opportunities, tuition reimbursement Diversity, Equity, Inclusion & Belonging Promote a work environment in which each employee feels valued and respected through initiatives that foster greater diversity and inclusivity Product Quality and Safety Safeguard the health & safety of our customers, manufacturing employees and the environment through a robust set of systems and procedures Responsible Supply Chain Management Use materials obtained from environmentally and socially responsible sources while partnering with businesses committed to the highest ethical standards 16

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OUR PATH FORWARD Our products support work and life wherever it happens. From HQ to home office, hotel lobby to hospital lounge, we have our customers covered. Powerful Portfolio Our product portfolio offers a variety of applications, personality, style and value to help our customers support their vision. Range of Options Our ancillary solutions gives our customers the ability to furnish collaboration, meeting, and private workspaces for their people. Focus on Safety + Wellness Our products –such as height- adjustable desks, supportive task chairs, space dividers, work pods, ergo mats, and beyond – help support essential safety and wellness needs. Remote Ready Our WFH products and purchasing programs enrich our customers' lives by providing flexibility, scale, and style appropriate for the home. 18

19 Non-gaap Reconciliation (Unaudited) A P P E N D I X 19